    As filed with the Securities and Exchange Commission on October 18, 2002
                       REGISTRATION STATEMENT NO. 333-__________

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                   -------------------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                   -------------------------------------------

                         AFFILIATED MANAGERS GROUP, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                                       04-3218510
(State of incorporation)                  (I.R.S. Employer Identification No.)

                                 600 HALE STREET
                      PRIDES CROSSING, MASSACHUSETTS 01965
                                 (617) 747-3300

    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                         AFFILIATED MANAGERS GROUP, INC.
                              AMENDED AND RESTATED
                      1997 STOCK OPTION AND INCENTIVE PLAN
                            (Full Title of the Plan)

                -------------------------------------------------

                                 WILLIAM J. NUTT
                             CHIEF EXECUTIVE OFFICER
                            AND CHAIRMAN OF THE BOARD
                         AFFILIATED MANAGERS GROUP, INC.
                                 600 HALE STREET
                      PRIDES CROSSING, MASSACHUSETTS 01965
                                 (617) 747-3300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                -------------------------------------------------

                                 WITH A COPY TO:
                           MARTIN CARMICHAEL III, P.C.
                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                                 53 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-2881
                                 (617) 570-1000

                -------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
        Title of Shares Being              Amount to Be      Proposed Maximum Offering       Proposed Maximum          Amount of
             Registered                     Registered            Price Per Share        Aggregate Offering Price  Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per
share                                  2,000,000 shares (1)          $42.92(2)                $85,840,000               $7,897.28
====================================================================================================================================

(1) Plus such additional number of shares as may be issued pursuant to the Affiliated Managers Group, Inc. Amended and Restated 1997 Stock Option and Incentive Plan in the event of a stock dividend, stock split, split-up, recapitalization or other similar event.

(2) This estimate is based on the average of the high and low sales prices on the New York Stock Exchange of the Common Stock of Affiliated Managers Group, Inc. on October 11, 2002 pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, solely for purposes of determining the registration fee.

===============================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The contents of the Registration Statement on Form S-8 filed by Affiliated Managers Group, Inc. with the Securities and Exchange Commission (File No. 333-72967) pursuant to the Securities Act of 1933, as amended, on February 25, 1999, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Prides Crossing, The Commonwealth of Massachusetts, on October 18, 2002.

                                 AFFILIATED MANAGERS GROUP, INC.

                                 By: /s/ Darrell W. Crate
                                     -------------------------------------------
                                     Darrell W. Crate
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Affiliated Managers Group, Inc., hereby severally constitute William J. Nutt, Sean M. Healey and Darrell W. Crate, and each of them singly, our true and lawful attorney with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Affiliated Managers Group, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURE                                        CAPACITY                               DATE
/s/ William J. Nutt                       Chairman of the Board of Directors and Chief         October 18, 2002
------------------------------------      Executive Officer (Principal Executive Officer)
William J. Nutt

/s/ Darrell W. Crate                      Executive Vice President, Chief Financial            October 18, 2002
------------------------------------      Officer and Treasurer (Principal Financial
Darrell W. Crate                          and Accounting Officer)

/s/ Sean M. Healey                        President, Chief Operating Officer and Director      October 18, 2002
------------------------------------
Sean M. Healey

/s/ Richard E. Floor                      Director                                             October 18, 2002
------------------------------------
Richard E. Floor

/s/ Stephen J. Lockwood                   Director                                             October 18, 2002
------------------------------------
Stephen J. Lockwood

/s/ Harold J. Meyerman                    Director                                             October 18, 2002
------------------------------------
Harold J. Meyerman

/s/ Rita M. Rodriguez                     Director                                             October 18, 2002
------------------------------------
Rita M. Rodriguez

/s/ William F. Weld                       Director                                             October 18, 2002
------------------------------------
William F. Weld

                                  EXHIBIT INDEX

EXHIBIT NO.                                          DESCRIPTION
   5.1            Opinion of Goodwin Procter LLP as to the legality of the securities being registered

   23.1           Consent of Goodwin Procter LLP (included in Exhibit 5.1)

   23.2           Consent of PricewaterhouseCoopers LLP

   24.1           Powers of Attorney (included on the signature page of this registration statement)